UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2018

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm

On August 22, 2017, the Audit Committee of the Board of Directors (the “Audit Committee”) of Motorola Solutions (the “Company”) appointed a committee comprised of the Chair of the Audit Committee, the Company’s Chief Financial Officer, and the Company’s Chief Accounting Officer (the “Executive Committee”) to conduct a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The Executive Committee launched the tender process on September 19, 2017 and invited each of the “Big Four” accounting firms, including KPMG LLP, to participate in this process. As a result of this process, the Executive Committee recommended that the Audit Committee appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. On May 14, 2018, the Audit Committee reviewed the recommendation and appointed PwC as the Company’s auditors for the fiscal year ending December 31, 2019. In conjunction with this appointment, the Company dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm effective upon the issuance by KPMG of their reports on the consolidated financial statements as of and for the year ended December 31, 2018 and the effectiveness of internal control over financial reporting as of December 31, 2018, to be included in the filing of the related Form 10-K.

The audit reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and December 31, 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2016 and December 31, 2017, and for the subsequent interim period through May 14, 2018, (i) there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on the consolidated financial statements for such years; and (ii) there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of this Current Report on Form 8-K and requested that KPMG furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made by the Company herein and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of KPMG’s letter dated May 17, 2018.

(b) New Independent Registered Public Accounting Firm

On May 14, 2018, the Audit Committee appointed PwC as its new independent registered public accounting firm, contingent upon completion of PwC’s acceptance procedures. PwC’s appointment will be for the Company’s fiscal year ending December 31, 2019, and related interim periods.

During the Company’s two most recent fiscal years ended December 31, 2016 and December 31, 2017, and for the subsequent interim period through May 14, 2018, neither the Company nor anyone on its behalf consulted PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following matters were voted on at the Company’s Annual Meeting:

1.	The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Gregory Q. Brown	118,862,574	5,248,784	2,328,157	18,843,451
Kenneth D. Denman	122,564,224	3,789,629	85,662	18,843,451
Egon P. Durban	95,236,860	31,090,407	112,248	18,843,451
Clayton M. Jones	126,012,146	341,909	85,460	18,843,451
Judy C. Lewent	125,850,679	508,693	80,143	18,843,451
Gregory K. Mondre	91,651,052	34,679,342	109,121	18,843,451
Anne R. Pramaggiore	124,280,572	2,083,194	75,749	18,843,451
Samuel C. Scott III	121,592,376	4,762,565	84,574	18,843,451
Joseph M. Tucci	117,069,212	9,288,798	81,505	18,843,451

2.	The stockholders approved, on an advisory (non-binding) basis, the Company’s executive compensation, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
87,416,933	38,652,638	369,944	18,843,451

3.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
141,483,889	3,431,489	367,588	n/a

4.	A stockholder proposal on recruitment in global supply chains was defeated by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
15,989,858	106,125,797	4,323,860	18,843,451

5.	A stockholder proposal on an independent director with human rights expertise was defeated by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
12,677,037	109,750,107	4,012,371	18,843,451

6.	A stockholder proposal on lobbying disclosure was defeated by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
42,864,710	81,066,718	2,508,087	18,843,451

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit	Description

16.1	Letter from KPMG LLP, dated May 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)

Dated: May 17, 2018	By:	/s/ Kristin L. Kruska
Name: Kristin L. Kruska
Title: Corporate Vice President and Secretary